January 2023 Larimar Therapeutics Corporate Presentation

Forward-Looking Statements This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. ( “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of the Company’s business, including the Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, the Company’s planned research and development efforts, and other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the Company’s ability to successfully engage with the FDA and satisfactorily respond to requests from the FDA for further information and data regarding the CTI-1601 clinical trial including the FDA review of data from cohort one from the Phase 2 dose exploration trial and FDA ‘s agreement to escalate the dosing in cohort two , the timing and outcomes of the Company’s interactions with the FDA concerning the partial clinical hold, the success, cost and timing of the Company’s product development activities, nonclinical studies and clinical trials, including CTI-1601 clinical milestones; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of CTI-1601 may not be predictive of the results or success of later clinical trials, and assessments; the ongoing impact of the COVID-19 pandemic on the Company’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and the potential impact of the Russian invasion of Ukraine on the Company’s ability to raise additional capital and general economic conditions; the Company’s ability and the ability of third-party manufacturers the Company engages, to optimize and scale CTI-1601’s manufacturing process; the Company’s ability to obtain regulatory approvals for CTI-1601 and future product candidates; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; the Company’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by the Company with the Securities and Exchange Commission (SEC), including but not limited to the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements, except as required by law.

Investment Highlights Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues with daily dosing & that CTI-1601 was generally well tolerated when dosed for up to 13 days Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and potentially other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Placebo-controlled, Phase 2, 4-week dose exploration study in FA patients ongoing Cohort 1 evaluates 25 mg dose; Due to partial clinical hold, dose escalation/further clinical studies contingent on FDA review of cohort 1 data; Plan to provide update in Q2 2023; Top-line data from trial expected in 2H 2023 Strong financial foundation with projected cash runway into 2H 2024 September 30, 2022 cash - $124.7M; September 2022 public offering raised $75.2M in net proceeds High-quality institutional investor base includes founding investor Deerfield Management

2015 2020 2030 2035 2040 2045 2050 2055 2010 2025 *Additional pending applications for platform disease targets Est. Expiration March 2041 CTI-1601 Composition of Matter and Methods of Treatment US 11,459,363 (Exclusive license from Indiana University) US continuation and foreign applications pending Expiration July 2040 Composition of Matter Patent Platform Technology is Supported by a Strong IP Portfolio Granted CTI-1601 composition of matter patent extends into 2040 Additional CTI-1601 IP protection CTI-1601 pending applications cover key biomarkers and analytical tools CTI-1601 should be eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Pending Granted Platform Applications Formulation and Methods of Quantifying CTI-1601 Platform Technology: Molecules for Protein Delivery US 2021-0355177 US and foreign applications pending Pharmaceutical Compositions Comprising CTI-1601 US 2022-0193190 US and PCT applications pending; PCT will be nationalized in foreign jurisdictions Methods of Quantifying CTI-1601 US 2022-0276258 US and foreign applications pending Est. Expiration December 2041 Est. Expiration July 2040

# Friedreich's Ataxia (FA)

## Rare and Progressive Disease

**Caused by genetic defect resulting in low levels of frataxin**

- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered[1]
- Affects ~20,000 patients globally, with ~5,000 patients in the U.S. and majority of the remaining patients in the EU

**Approximately 70% of patients present before age 14**

- Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking. By the time symptoms occur, heart damage may have already occurred. Progressive disease: symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as "scanning of speech")

**Life expectancy of 30-50 years**

- Early death usually caused by heart disease

**No approved therapies available**

- Current treatment options are limited to symptom management

**LRMR continues to have a strong relationship with Friedreich's Ataxia Research Alliance**

- Dedicated FA patient advocacy group focused on treatments for FA



Larimar Therapeutics

1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

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CTI-1601 is Designed to Deliver Additional Frataxin (FXN) The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF CTI-1601 Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS) CTI-1601 maintains the cleavage site between the MTS and mature human FXN

Ongoing Phase 2, Four-week Dose Exploration Study Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen Treatment Schedule 28-day Treatment Period 16 17 18 19 15 20 21 22 23 24 25 26 27 28 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration Study Details Population Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age. CTI-1601 treatment naïve or participated (if eligible) in a previous Larimar study. Dose Cohort 1: 25 mg Cohort 2: Dose escalation contingent on a review of Cohort 1 data by FDA and IDMC. Key Endpoints Frataxin levels in peripheral tissue, PK, PD, safety and tolerability. PD endpoints include lipid profiles and gene expression data. Number of Patients ~12-15 patients in Cohort 1 randomized 2:1 to receive CTI-1601 or placebo. Timing Cohort 1 is ongoing; Expect to provide update on the trial in Q2 2023. Top-line data expected in 2H 2023. IDMC: Independent data monitoring committee

Overview of Phase 1 Data

# Phase 1 Top-line Data Demonstrated POC for CTI-1601 in FA

**Safety**

CTI-1601 appears to be generally well tolerated at doses up to 100 mg administered daily for 13 days

**Pharmacodynamics**

Daily dosing of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues

**Pharmacokinetics**

Pharmacokinetic analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601

**Conclusion**

Daily subcutaneous (SC) administration of 50 mg and 100 mg doses of CTI-1601 resulted in FXN levels in buccal cells that are at, or in excess of, those we would expect to see in phenotypically normal heterozygous carriers (who have FXN levels of ~50% of unaffected persons)

Larimar Therapeutics

POC: Proof-of-concept

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CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

Completed Multiple Ascending Dose Study Treatment Schedules for Each Cohort 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Buccal Cells FXN* Levels By Dose Group (Buccal Cells) FXN* Change from Baseline By Dose Group (Buccal Cells) Additional FXN / Total Protein (Change from Baseline) (pg/μg) Day 4/7 Day 13 FXN Concentration / Total Protein (pg/μg) Baseline Day 4/7 Day 13 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol

# Data Compare Favorably to FXN Levels Expected in Heterozygous Carriers

**Achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls**

## Benchmarking Clinical Relevance

- FXN levels in buccal cells and blood have been shown to correlate with neurological function in FA patients[1]
- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered[2]
- Heterozygous carriers who show no signs of disease have FXN levels of ~50% of unaffected healthy persons[2]

## Comparison to Healthy Controls

- FXN levels were measured in buccal cells from 8 healthy controls using the same assay and sampling technique employed in the Phase 1 MAD trial
- With daily administration, patients in Cohorts 2 & 3 of the Phase 1 MAD trial achieved median buccal cell FXN levels that were >60% of the median FXN levels observed in healthy controls

**FXN* Levels By Dose Group (Buccal Cells)**



Dose
Placebo
25 mg
50 mg
100 mg
60% of median healthy control FXN levels (n=8)#
FXN Concentration / Total Protein (pg/µg)
0
2
4
6
Baseline
Day 4/7
Day 13

*FXN levels measured via detection of peptide derived from mature FXN; #Data on file; Data represent median and 25th and 75th percentiles ; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol. 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; 2. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245.

Larimar Therapeutics

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Repeated subcutaneous injections of CTI-1601 were generally well tolerated in Phase 1 MAD trial Summary of MAD trial safety data: Repeated doses (25 mg, 50 mg, and 100 mg) of CTI-1601 or placebo were administered subcutaneously. No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events were observed. Most common adverse events (AEs) were mild and moderate injection site reactions (ISR). At least one ISR was seen in 43% of patients receiving placebo, and all patients receiving CTI-1601 experienced ISRs. Most ISRs resolved within an hour after injection, and all ISRs resolved without intervention. There were no study discontinuations due to ISRs. Except for ISRs, the number and severity of AEs did not increase with increasing exposure to CTI-1601.

CTI-1601 Clinical Development Plan Trials Include: Global double-blind placebo-controlled pivotal trial. Jive open-label extension trial for eligible patients who participated in SAD, MAD, and/or four-week dose exploration studies. Initiation currently planned for 2H 2023* MAD trial in patients 2 to 17 years of age. Participants eligible to screen for Jive OLE trial. Initiation currently planned for 2H 2023* Phase 2, four-week dose exploration study intended to identify dose and dose regimen for long-term studies. Study is ongoing*. Top-line data expected in 2H 2023 Update planned for Q2 2023 *Due to the FDA partial clinical hold, the conduct of additional cohorts in the Phase 2 study, as well as other studies will be subject to FDA review of Phase 2 cohort 1 data, and possibly other data.

Investment Highlights Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues with daily dosing & that CTI-1601 was generally well tolerated when dosed for up to 13 days Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and potentially other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Placebo-controlled, Phase 2, 4-week dose exploration study in FA patients ongoing Cohort 1 evaluates 25 mg dose; Due to partial clinical hold, dose escalation/further clinical studies contingent on FDA review of cohort 1 data; Plan to provide update in Q2 2023; Top-line data from trial expected in 2H 2023 Strong financial foundation with projected cash runway into 2H 2024 September 30, 2022 cash - $124.7M; September 2022 public offering raised $75.2M in net proceeds High-quality institutional investor base includes founding investor Deerfield Management

THANK YOU Larimar Therapeutics Corporate & Clinical Update

Appendix Larimar Therapeutics

Leadership Team Carole Ben-Maimon, MD Chief Executive Officer Nancy Ruiz, MD, FACP, FIDSA Chief Medical Officer Jennifer Johansson, JD VP, Regulatory Affairs & Counsel Michael Celano Chief Financial Officer Mohamed Hamdani VP, Biometrics Keith E. Lynch, Jr. VP, Technical Operations John Berman, CPA VP, Finance & Operations Noreen Scherer VP, Clinical Operations Francis Michael Conway VP, Controller

Scientific Advisory Board Giovanni Manfredi, MD, PhD  Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine.  Professor of Neuroscience at Weill Cornell Medicine. Russell Clayton, DO  (Chairman) Former Chief Medical Officer at Alcresta Therapeutics, a medical device company  Former Senior Vice President of Research and Development at Discovery Labs, a pharmaceutical and medical device company Co-founder of Chondrial Therapeutics, which became Larimar Therapeutics, Inc.  Professor of Pediatrics at Indiana University School of Medicine  Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP)    Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine Mark Payne, MD  Marni J. Falk, MD  Medical Director and Division Chief of the University of California San Francisco (UCSF) Movement Disorders and Neuromodulation Center.  Carlin and Ellen Wiegner Endowed Professor of Neurology Jill Ostrem, MD

Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” Strong Relationship with FARA

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

Dose Dependent Increases in FXN Levels Observed in Skin FXN* Levels By Dose Group (Skin Biopsies) FXN* Change from Baseline By Dose Group (Skin Biopsies) Day 13 Baseline Day 13 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles Additional FXN / Total Protein (Change from Baseline) (pg/μg) FXN Concentration / Total Protein (pg/μg)

Dose Dependent Increases in FXN Levels Observed in Platelets with Daily Dosing FXN* Levels By Dose Group (Platelets) FXN* Change from Baseline By Dose Group (Platelets) Day 4/7 Day 13 Baseline Day 13 Day 4/7 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol Additional FXN / Total Protein (Change from Baseline) (pg/μg) FXN Concentration / Total Protein (pg/μg)

Summary of PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appears to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601

# Clinical & Non-clinical Safety Data Supported Initiation of 4-Week, Phase 2 Dose Exploration Study at 25 mg

## FDA cleared Phase 2 study's initiation following review of clinical and non-clinical data

### SUMMARY OF MULTIPLE-ASCENDING DOSE (MAD) TRIAL SAFETY DATA

**Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days.**

- No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events were observed.
- Most common AEs were mild and moderate injection site reactions (ISR). At least one ISR was seen in 43% of patients receiving placebo, and all patients receiving CTI-1601 experienced ISRs. Most ISRs resolved within an hour after injection, and all ISRs resolved without intervention. There were no study discontinuations due to ISRs.
- Except for ISRs, the number and severity of AEs did not increase with increasing exposure to CTI-1601.

### SUMMARY OF NON-HUMAN PRIMATE (NHP) DATA

- The clinical hold was put in place following deaths that occurred during the 26-week toxicology study in 3 out of a total of 34 NHPs. All 3 of these NHPs were in the two highest dose groups. All NHPs in the two lower dose groups survived to the end of the 26-week toxicology study.
- Based on AUC, $C_{max}$, and $C_{trough}$ from the Phase 1 studies at the 25 mg and 50 mg levels, and the no observed adverse effect levels from the 4-, 13-, and 26-week toxicology studies, the safety margins calculated for CTI-1601 are generally greater than 10.
- Though the precise mechanism of toxicity in NHPs was not determined, we believe the toxicity was associated with accumulation and high levels of exposure as demonstrated by the safety margins. We believe the presence of persistent edema at the injection sites in some NHPs may explain the accumulation associated with adverse events, as well as higher plasma levels of CTI-1601. In the clinic, injection sites will be closely monitored and we intend to avoid the use of injection sites where persistent edema is present.

Larimar Therapeutics

SC: Subcutaneous

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CTI-1601: Positive Mouse Model Data Support Development Cardiac Knock Out Mouse Model Studies (MCK-Cre FXN KO Mouse) Proof-of-Concept Demonstrated In Mouse Models of FA Neurologic Knock Out Mouse Model Study (Pvalb-CRE FXN KO Mouse) Extended survival Prevented development of ataxic gait Demonstrated ability to deliver hFXN to mitochondria Showed that treated mice survive longer than untreated mice Increased in a dose dependent manner, succinate dehydrogenase (SDH) activity. SDH is an FXN dependent enzyme, whose activity is indicative of mitochondrial function Demonstrated CNS penetration, as hFXN was present in brain, dorsal root ganglia & spinal cord Prevented left ventricle dilation and maintained function

CTI-1601 Extends Survival in FXN-deficient KO Mice Median Survival of MCK-Cre FXN-KO Mice 166 days (CTI-1601) vs. 98 days (Vehicle) CTI-1601 was administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (CTI-1601) vs. 33% (Vehicle) Demonstrates that CTI-1601 is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial Proof-of-Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA

Pvalb-Cre FXN-KO mouse Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week hFXN replacement with CTI-1601 prevents the development of ataxic gait CTI-1601-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration CTI-1601 Prevents The Development of Ataxic Gait in KO mice In-Vivo Efficacy Data in Neurologic KO Mouse Model

CTI-1601 Delivers hFXN to Mitochondria in KO Mice hFXN concentration within mitochondria increases in a dose-dependent manner Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals Demonstrated normalization of gene expression in cardiac tissue MPK = mg/kg MPK = mg/kg Normalized Mitochondrial FXN (Heart) Normalized SDH Activity (Muscle)

CTI-1601 Prevents Left Ventricle Dilation in KO Mice Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Diameter (mm) Age in Weeks Age in Weeks Volume (μL) KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole)

CTI-1601 Preserves Left Ventricle Function in KO Mice Left ventricular (LV) function drops significantly in vehicle treated mice by week 8 CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Percent Change Age in Weeks KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Ejection Function Left Ventricle Fractional Shortening Percent Change Age in Weeks